UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2021

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2021, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”), by and among the Company, Endeavor Operating Company, LLC, a Delaware limited liability company and subsidiary of the Company (“Buyer”), and Scientific Games Corporation, a Nevada corporation (“Parent”), pursuant to which, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, certain subsidiaries of Parent (such subsidiaries, the “Sellers”) will sell to Buyer, and Buyer will purchase from the Sellers, all of the Sellers’ right, title and interest in and to the outstanding equity interests of certain entities (such transaction, the “Acquisition”), which collectively, are engaged in the business of providing products and services to sports betting operators for the purposes of sport wagering (the “Business” or “OpenBet”).

Pursuant to the terms of, and subject to the conditions specified in, the Equity Purchase Agreement, which has been approved by the Executive Committee as the governing body of the Company, which is the manager of Endeavor Manager, LLC, which in turn is the manager of Buyer, upon consummation of the Acquisition, Buyer will provide to Parent consideration having an aggregate value of $1.2 billion, subject to certain adjustments set forth in the Equity Purchase Agreement (the “Purchase Price”). The Purchase Price will consist of $1.0 billion of cash, expected to be funded with cash on hand and additional borrowings under the Company’s existing credit facilities and 7,605,199 newly-issued shares of the Company’s Class A common stock, par value $0.00001 per share (“Class A Common Stock”), with a value of $200 million based on the volume-weighted average trading price of the Class A Common Stock for the twenty (20) trading days ending on September 24, 2021.

The consummation of the Acquisition is expected to close in the second quarter of 2022, subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) obtaining applicable gaming authority approvals, (iii) the absence of any order or legal requirement that enjoins, restrains or otherwise prevents the consummation of the Acquisition, (iv) the approval for listing on the New York Stock Exchange of the shares of Class A Common Stock to be issued to the Sellers as consideration pursuant to a supplemental listing application, (v) the consummation of an internal reorganization (the “Internal Reorganization”) to be effected by Parent and the Sellers in advance of consummating the Acquisition, (vi) the absence of a material adverse effect regarding the Business or the Company or Buyer and (vii) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Equity Purchase Agreement. The consummation of the Acquisition is not subject to a financing condition.

The Equity Purchase Agreement contains customary representations, warranties and covenants related to the Business, Parent, the Sellers, the Company, Buyer and the Acquisition. Between the date of the Equity Purchase Agreement and the consummation of the Acquisition, subject to certain exceptions, Parent has agreed to operate the Business in the ordinary course of business in all material respects, and to use commercially reasonable efforts to, preserve intact its business organizations, retain the Business’s current officers and preserve the Business’s relationships with its key customers, key suppliers, employees and others having business dealings with the Business. The parties have agreed to use their reasonable best efforts to obtain necessary regulatory approvals, including from gaming authorities, the approval under or expiration of the waiting period under the Hart-Scott-Rodino Act and, as applicable, any foreign antitrust laws (collectively, the “Regulatory Approvals”). Buyer and its affiliates (including the Company) are not required to agree to any divestitures or to assume the defense of any litigation by any governmental entities in connection with the Equity Purchase Agreement or the Acquisition in order to obtain the Regulatory Approvals. The Company also agreed to file within forty-five days of closing, and to use commercially reasonable efforts to cause to be declared effective, a registration statement on Form S-1 (or if the Company becomes eligible to register the sale of securities on Form S-3 under the Securities Act, then on Form S-3), registering the resale of all of the shares of Class A Common Stock to be issued to the Sellers in connection with the Acquisition. The Equity Purchase Agreement also contemplates that Buyer and Parent will enter into a transition services agreement as of closing, pursuant to which the parties will agree to provide certain services to each other following the closing of the Acquisition.

The Equity Purchase Agreement contains customary indemnification provisions by both Buyer and Parent with respect to the performance of both pre-closing and post-closing covenants. Indemnification claims with respect to the performance of any pre-closing covenants will survive for twelve months following the closing and claims with respect to the performance of any post-closing covenants will survive in accordance with their terms or until fully performed. Parent has also agreed to indemnify Buyer and its representatives with respect to any pre-closing tax liabilities and any liabilities arising from the Internal Reorganization.

The Equity Purchase Agreement includes customary termination provisions for both Buyer and Parent, whereby the parties may terminate (i) by mutual written consent, (ii) following a permanent legal prohibition on consummating the Acquisition, (iii) if the closing of the Acquisition has not occurred within nine months (the “Outside Date”) of the date of the Equity Purchase Agreement, provided that if the conditions to closing are satisfied other than the obtainment of the Regulatory Approvals, then the Outside Date shall be extended to the date that is twelve months from the date of the Equity Purchase Agreement and (iv) following a breach by the other party of its representations and warranties or covenants contained in the Equity Purchase Agreement that would result in a failure of a condition to closing of the Acquisition that is either incapable of being cured by the Closing Date or if curable, has not been cured within forty-five days following receipt of written notice of such breach.

Upon closing of the Acquisition, Endeavor expects to create a new reporting segment to include IMG ARENA and the Business.

The foregoing summary of the material terms of the Equity Purchase Agreement is not complete and is qualified in its entirety by reference to the Equity Purchase Agreement, which is attached hereto as Exhibit 2.1, and the full text of the Equity Purchase Agreement is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Equity Purchase Agreement are made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants are (i) made only for purposes of the Equity Purchase Agreement, (ii) qualified by confidential disclosures made by the parties to each other in connection with the Equity Purchase Agreement, (iii) subject to materiality qualifications contained in the Equity Purchase Agreement which may differ from what may be viewed as material by investors, (iv) made only as of the date of the Equity Purchase Agreement or such other date as is specified in the Equity Purchase Agreement and (v) included in the Equity Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Equity Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Equity Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Equity Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties, the Acquisition and other documents that the parties will file with the U.S. Securities and Exchange Commission.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the offer and sale of the Company’s Class A Common Stock pursuant to the terms of the Equity Purchase Agreement is incorporated into this Item 3.02 by reference. The Class A Common Stock is being offered and sold in a private placement that is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On September 27, 2021, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company’s webcast regarding the Acquisition and a copy of the accompanying presentation materials is accessible on the “News/Events” page on the Company’s Investor Relations site at investor.endeavorco.com.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

In connection with the Company’s announcement regarding the Acquisition, Endeavor provided information about OpenBet. OpenBet, headquartered in the U.K., operates in regulated global markets serving a customer base that includes many top-tier sportsbooks. OpenBet specializes in betting transaction technology, having processed approximately three billion bets in 2020, as well as trading, pricing and risk management tools, player account and wallet solutions, innovative front-end UX and UI, and content offerings such as virtual and free-to-play games, as well as analytics. OpenBet had over $11 billion of turnover processed during the period from April 2020 through March 2021. As of September 1, 2021, OpenBet had more than 75 clients, including top-tier operators such as FanDuel, Caesars, BetMGM, DraftKings, SkyBet and Wynn, and more than 1,000 employees across 10 countries. OpenBet holds approximately 35 licenses, registrations or approvals, and is compliant with GLI-33.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including the Company’s expected closing of the Acquisition and the timing thereof, the issuance of the Class A Common Stock, the expected source of funding for the Acquisition, the anticipated creation of a new reporting segment. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “will,” “potential” or, in each case, their negative, or other variations or comparable terminology and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: Endeavor faces uncertainties regarding the consummation of the Acquisition, including that certain conditions to the consummation of the Acquisition will not be satisfied; Endeavor may experience difficulties integrating the Business and in realizing the expected benefits of the Acquisition; Endeavor may need to use resources that are needed in other parts of its business to do so; the Business may have liabilities that are not known, probable or estimable at this time; the Acquisition may result in the diversion of Endeavor’s management’s time and attention to issues relating to the Acquisition and integration; Endeavor may not achieve expected synergies and operating efficiencies attributable to the Acquisition within its expected time-frames or at all; Endeavor may incur significant transaction costs and integration costs in connection with the Acquisition; Endeavor may face challenges protecting and preserving the acquired intellectual property rights; risks inherent to the Business may result in additional strategic and operational risks to Endeavor, which may impact Endeavor’s risk profile and which Endeavor may not be able to mitigate effectively; and the Business operates in a changing regulatory environment and may be forced to restrict or cease operations entirely in certain jurisdictions due to changes in law or regulations. In addition, a number of important factors could cause Endeavor’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to: the impact of the COVID-19 global pandemic on Endeavor’s business, financial condition, liquidity and results of operations; changes in public and consumer tastes and preferences and industry trends; Endeavor’s ability to adapt to or manage new content distribution platforms or changes in consumer behavior; Endeavor’s dependence on the relationships of its management, agents, and other key personnel with clients; Endeavor’s dependence on key relationships with television and cable networks, satellite providers, digital streaming partners, corporate sponsors, and other distribution partners; risks related to Endeavor’s organization and structure; and other important factors discussed in Part II, Item 1A “Risk Factors” in Endeavor’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 as updated by Endeavor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Endeavor’s Investor Relations site at investor.endeavorco.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Equity Purchase Agreement, dated September 27, 2021 by and among Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC and Scientific Games Company

99.1	Press Release, dated September 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: September 28, 2021